UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2016

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2016, the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) appointed Jack A. Fusco, the President and Chief Executive Officer of the Company, as a member of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 2, 2016, with 204,131,500 shares of the Company's common stock present or represented by proxy at the meeting. This represented approximately 87% of the Company's shares of common stock outstanding as of the record date of the meeting. Three proposals, as described in the Company's Proxy Statement dated April 21, 2016 (the “2016 Proxy Statement”), were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	175,396,247	3,982,846	881,813	23,870,594
Neal A. Shear	175,466,604	3,923,633	870,669	23,870,594
Vicky A. Bailey	163,681,207	15,825,836	753,863	23,870,594
Nuno Brandolini	159,927,801	19,568,063	765,042	23,870,594
Jonathan Christodoro	158,645,208	20,592,626	1,023,072	23,870,594
David I. Foley	175,444,707	3,932,358	883,841	23,870,594
David B. Kilpatrick	162,671,705	16,827,801	761,400	23,870,594
Samuel Merksamer	167,763,474	11,477,462	1,019,970	23,870,594
Donald F. Robillard, Jr.	175,287,255	3,717,671	1,255,980	23,870,594
Heather R. Zichal	162,867,645	16,308,393	1,084,868	23,870,594

Each of the nominated directors was elected as a director to serve for a one-year term until the 2017 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2015

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	149,602,577	29,947,922	710,407	23,870,594

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2015 to the Company's executive officers named in the Summary Compensation Table, as disclosed in the 2016 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	203,070,491	421,524	639,485	—

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

Item 7.01 Regulation FD Disclosure.
A copy of a press release announcing the matters referenced in Item 5.02 and Item 5.07 is furnished with this Current Report on Form 8-K as Exhibit 99.1.
The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number	Description

99.1*	Press Release, dated June 6, 2016.
_______________
*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	June 6, 2016	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1*	Press Release, dated June 6, 2016.
_______________
*Furnished herewith.